UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2023

Blue Owl Capital Corporation II

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01219	47-5416332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On September 12, 2023 (the “Closing Date”), Blue Owl Capital Corporation II (f/k/a Owl Rock Capital Corporation II) (the “Company”) completed a $399.3 million term debt securitization transaction (the “CLO Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO Transaction were issued by the Company’s consolidated subsidiary Owl Rock CLO XIII, LLC, a limited liability organized under the laws of the State of Delaware (the “Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the Issuer.

The CLO Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the Closing Date (the “Indenture”), by and among the Issuer and State Street Bank and Trust Company: (i) $228 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.55% and (ii) $32 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.35% (together, the “Secured Notes”). The Secured Notes are secured by middle market loans, participation interests in middle market loans and other assets of the Issuer. The Secured Notes are scheduled to mature on September 20, 2035. The Secured Notes were privately placed by Goldman Sachs & Co. LLC as Placement Agent and NatWest Markets Securities Inc. as Co-Placement Agent.

Concurrently with the issuance of the Secured Notes, the Issuer issued approximately $139.3 million of subordinated securities in the form of 139,300 preferred shares at an issue price of U.S. $1,000 per share (the “Preferred Shares”). The Preferred Shares were issued by the Issuer as part of its issued share capital and are not secured by the collateral securing the Secured Notes. The Company purchased all of the Preferred Shares. The Company acts as retention holder in connection with the CLO Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the Preferred Shares.

As part of the CLO Transaction, the Company entered into a loan sale agreement with the Issuer dated as of the Closing Date (the “OBDC II Loan Sale Agreement”), which provided for the contribution of approximately $36.444 million funded par amount of middle market loans from the Company to the Issuer on the Closing Date and for future sales from the Company to the Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the Secured Notes. The remainder of the initial portfolio assets securing the Secured Notes consisted of approximately $298.497 million funded par amount of middle market loans purchased by the Issuer from ORCC II Financing LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the Closing Date between the Issuer and ORCC II Financing LLC and OR Lending II LLC, a wholly-owned subsidiary of the Company (the “OBDC II Financing Subsidiaries Loan Sale Agreement”). The Company, ORCC II Financing LLC and OR Lending II LLC each made customary representations, warranties, and covenants to the Issuer under the applicable loan sale agreement.

Through September 20, 2027, a portion of the proceeds received by the Issuer from the loans securing the Secured Notes may be used by the Issuer to purchase additional middle market loans under the direction of Blue Owl Credit Advisors LLC (“OCA”) (f/k/a Owl Rock Capital Advisors LLC), the Company’s investment advisor, in its capacity as collateral manager for the Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.

The Secured Notes are the secured obligations of the Issuer, and the Indenture includes customary covenants and events of default. The Secured Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.

OCA will serve as collateral manager for the Issuer under a collateral management agreement dated as of the Closing Date (the “Collateral Management Agreement”). OCA is entitled to receive fees for providing these services. OCA has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the

Third Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO XIII Issuer’s equity or notes owned by the Company.

OBDC II expects to use the proceeds of the issuance of the Secured Notes, net of certain fees and expenses, for general corporate purposes.

The above description of the documentation related to the CLO Transaction and other arrangements entered into on the Closing Date contained in this Current Report on Form 8-K do not purpose to be complete and are qualified in their entirety by reference to the underlying agreements, including the Indenture, the OBDC II Loan Sale Agreement, the OBDC II Financing Subsidiaries Loan Sale Agreement and the Collateral Management Agreement, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Indenture and Security Agreement, dated as of September 12, 2023, by and between Owl Rock CLO XIII, LLC, as Issuer, and State Street Bank and Trust Company, as Trustee.

10.2	Collateral Management Agreement, dated as of September 12, 2023, by and between Owl Rock CLO XIII, LLC and Blue Owl Credit Advisors LLC.

10.3	Loan Sale Agreement, dated as of September 12, 2023, between Blue Owl Capital Corporation II, as Seller, and Owl Rock CLO XIII, LLC, as Purchaser.

10.4	Loan Sale Agreement, dated as of September 12, 2023, between ORCC II Financing LLC and OR Lending II LLC, as Sellers, and Owl Rock CLO XIII, LLC, as Purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Owl Capital Corporation II

Date: September 15, 2023	By:	/s/ Bryan Cole
Bryan Cole
Chief Operating Officer and Chief Financial Officer